Exhibit 32.1


                       CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                        AS ADOPTED PURSUANT TO
                          SECTION 906 OF THE
                      SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Uranium Hunter Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

     (1)  The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2007              By: /s/ Adam Cegielski
                                     Adam Cegielski,
                                     President  and Chief Executive
                                     Officer
                                     (Principal Executive Officer)

Dated: May 14, 2007              By: /s/  Rakesh Malhotra
                                     Rakesh Malhotra
                                     Chief Financial Officer
                                     (Principal Financial Officer)